Exhibit 99.1

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ASTORIA FINANCIAL CORPORATION

Dividend Growth

CAGR = 27%

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.067
$0.143
$0.187
$0.267
$0.32
$0.34
$0.407
$0.513
$0.573
$0.667
$0.80
$0.96
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006*

* 2Q06 annualized

4

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ASTORIA FINANCIAL CORPORATION

Cumulative Cash Returned to Shareholders

(In Millions)
$2,400
$1,800
$1,200
$600
$0
Stock Repurchased
Dividends
$110
$159
$57
$102
$368
$106
$262
$501
$155
$346
$846
$210
$636
$1,121
$275
$846
$1,382
$340
$1,042
$1,679
$412
$1,267
$1,941
$493
$1,448
$2,128
$540
$1,588
1997
1998
1999
2000
2001
2002
2003
2004
2005
1H06

5

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ASTORIA FINANCIAL CORPORATION

Stock Performance - Comparative Ten Year Total Return

AF CAGR = 16%

Percent
400
350
300
250
200
150
100
50
0
329%
140%
122%
AF
Dow
S&P 500

Comparative returns from June 30, 1996 – June 30, 2006

6

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ASTORIA FINANCIAL CORPORATION

A Simple Formula for Enhancing Shareholder Value

MORTGAGE LENDING

- Portfolio lender, not a mtge. banker
- 1-4 Family, Multi-Family and Commercial R.E. expertise
- Superior asset quality

RETAIL BANKING

- Premier community bank on Long Island
- Dominant deposit market share
- #1 thrift depository in core market

EFFICIENCY

SOLID RETURNS

7

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ASTORIA FINANCIAL CORPORATION

Focus on Core Business

(In Billions)

Assets
Loans
vs.
Securities
$15
$13
$11
$9
$7
$5
$14.6
$10.3
$10.8
$5.9
12/31/99 06/30/06
12/31/99 06/30/06

Liabilities
Deposits
vs.
Borrowings
$14
$13
$12
$11
$10
$9
$8
$7
$6
$13.1
$9.6
$11.5
$7.2
12/31/99 06/30/06
12/31/99 06/30/06

8

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ASTORIA FINANCIAL CORPORATION

Improving Balance Sheet Quality

At December 31, 1999

Assets

Other
8%
Securities
47%
Loans
45%

Liabilities & Shareholders' Equity

Equity
5%
Other
2%
Borrowings
51%
Deposits
42%

Total Assets: $22,696,536

At June 30, 2006

Assets

Other
6%
Securities
27%
Loans
67%

Liabilities & Shareholders' Equity

Equity
6%
Other
1%
Borrowings
33%
Deposits
60%

Total Assets: 21,861,475

9

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Astoria Financial Corporation

Geographic Composition of 1-4 Family Loan Portfolio

At June 30, 2006

New York
25%
New Jersey
13%
Connecticut
11%
Virginia
10%
Illinois
10%
Maryland
8%
California
6%
Massachusetts
5%
Other < 5%
12%

Total 1-4 Family Loan Portfolio

$9.8 Billion

12

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ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations

(In Billions)

By Product Type

3/1 ARM
5/1 ARM
Other ARM
Other
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.9B
$4.5B
$5.6B
$3.2B
$3.3B
$1.1B
2001
2002
2003
2004
2005
1H06

	2001	2002	2003	2004	2005	1H06
Net portfolio growth:	+$254.7 M	($895.7) M	($238.3) M	+$83.7 M	+$703.2 M	+66.1
Weighted Avg. Portfolio Coupon at Period End	7.01%	6.33%	5.26%	5.05%	5.19%	5.32%

13

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ASTORIA FINANCIAL CORPORATION

Multifamily/CRE Portfolio Growth

(In Billions)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Multifamily
CRE
CAGR = 22%
$1.7
$2.3
$3.1
$3.5
$3.9
$4.1
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
06/30/06

% of total loans	14%	20%	25%	27%	27%	28%

Average loan balance outstanding is < $1 million.

15

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ASTORIA FINANCIAL CORPORATION

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island

<u>Overall Deposit Share Ranking</u>:

#1- all thrifts, #4- all financial institutions

Queens
Brooklyn
Suffolk
Nassau

19

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ASTORIA FINANCIAL CORPORATION

Core Community Deposits

At June 30, 2006

Money Market: $0.5B
Rate: 1.01%
Savings: $2.4B
Rate: 0.40%
Now/Demand: $1.5B
Rate: 0.06%
*Liquid CDs: $1.1B
Rate: 4.54%
*Retail CDs: $7.6B
Rate: 4.26%

Total - $13.1 Billion

27

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ASTORIA FINANCIAL CORPORATION

G&A Expense Ratio(2)

2.5
2.0
1.5
1.0
0.5
0.0
Percent
2002
2003
2004
2005
2006*
All U.S. Thrifts
NY Thrifts
AF

Source: SNL Financial – Median Ratios

28

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ASTORIA FINANCIAL CORPORATION

Ownership Profile

June 30, 2006

Retail
9%
ESOP
11%
Officers &
Directors
10%
Institutions
70%

Shares Outstanding: 101,055,435

33

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Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA

5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
Percent
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
MBA NY conv
MBA US conv
AF

35

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ASTORIA FINANCIAL CORPORATION

1- 4 Family Mortgage Loan Originations

(In Billions)

By Delivery Channel
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.5B
$5.6B
$3.2B
$3.3B
$1.1B
2002
2003
2004
2005
1H06
Retail
Broker
Correspondent

36

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ASTORIA FINANCIAL CORPORATION

Geographic Composition of 1-4 Family Loan Originations

For the six months ended June 30, 2006

Illinois
13%
New York
22%
California
11%
Maryland
11%
Other <5%
11%
Virginia
9%
Massachusetts
7%
Connecticut
7%
New Jersey
9%

Total 1-4 Family Originations: $1.1 Billion

Excludes home equity

37

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Geographic Composition of Multifamily/CRE Loan Originations

For the six months ended June 30, 2006

Maryland 1%
Tennessee 2%
Illinois 3%
Pennsylvania 5%
Florida 11%
New York, New Jersey, Connecticut 78%

Total Multifamily/CRE Loan Portfolio $4.1 Billion

38

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ASTORIA FINANCIAL CORPORATION

Footnotes/Glossary

GAAP – Generally Accepted Accounting Principles
MBS – Mortgage-Backed Securities
LTV – Loan-To-Value ratio
ESOP – Employee Stock Ownership Plan
OTS – Office of Thrift Supervision
CAGR – Compounded Annual Growth Rate
CRE – Commercial Real Estate
GSE – Government Sponsored Enterprise
ARM – Adjustable Rate Mortgage

41

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[LOGO OF ASTORIA FINANCIAL CORPORATION]

LONG ISLAND’S PREMIER COMMUNITY BANK

www.astoriafederal.com

INVESTOR PRESENTATION
SECOND QUARTER ENDED
JUNE 30, 2006

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following:  the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Corporate Profile	NYSE: AF

•	$21.9 billion in assets

•	$13.1 billion in deposits

•	8.3% deposit market share in Long Island market

	–	Largest thrift depository

•	Insider & ESOP stock ownership: 21%

•	$3.1 billion market cap

•	12+ years as a public company – enhancing shareholder value

All figures in this presentation are as of June 30, 2006 and all market data is as of August 31, 2006, except as noted.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Dividend Growth

CAGR = 27%

[CHART APPEARS HERE]

*	2Q06 annualized

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Cumulative Cash Returned to Shareholders

Over $2.1 billion returned to shareholders in the past 9+ years
(In Millions)

[CHART APPEARS HERE]

Shares Repurchased:	6.7M	1.0M	12.8M	7.8M	15.5M	10.9M	10.6M	9.1M	6.6M	4.7M
Average Price:	$12.85	$16.31	$12.48	$10.81	$18.70	$19.32	$18.42	$24.82	$27.49	$29.89

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Stock Performance - Comparative Ten Year Total Return

                    AF CAGR = 16%

[CHART APPEARS HERE]

Comparative returns from June 30, 1996 – June 30, 2006

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

A Simple Formula for Enhancing Shareholder Value

MORTGAGE LENDING		RETAIL BANKING

•	Portfolio lender, not a mtge. banker	•	Premier community bank on Long Island
•	1-4 Family, Multi-Family and Commercial R.E. expertise	•	Dominant deposit market share
•	Superior asset quality	•	#1 thrift depository in core market

EFFICIENCY

SOLID RETURNS

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Focus on Core Business

(In Billions)

Assets	Liabilities

Loans vs. Securities	Deposits vs. Borrowings

[CHART APPEARS HERE]	[CHART APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Improving Balance Sheet Quality

At December 31, 1999	At June 30, 2006

Assets	Assets

[CHART APPEARS HERE]	[CHART APPEARS HERE]

Liabilities & Shareholders’ Equity	Liabilities & Shareholders’ Equity

[CHART APPEARS HERE]	[CHART APPEARS HERE]

Total Assets: $22,696,536	Total Assets: 21,861,475

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

1H06 Financial Highlights

		1H06*

•	Diluted earnings per share	$1.01
•	Return on average assets	0.91%
•	Return on average equity	15.43%
•	Return on average tangible equity(1)	17.99%

•	Shares repurchased – 4.7 million shares during 1H06
• 11th repurchase program underway –
5.6 million common shares remain available for repurchase

•	Annualized dividend yield – 3.13%

*

The information presented for 2006 represents pro forma calculations which are not in conformity with GAAP.  The 2006 information excludes the $3.6 million, after tax, ($5.5 million, before tax) charge for the termination of our interest rate swap agreements recorded in the 2006 first quarter.  See page 40 for a reconciliation of GAAP net income to non-GAAP earnings for the six months ended June 30, 2006.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

1-4 Family Mortgage Lending

•	Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio
	–	Minimizes interest rate risk

•	Multiple delivery channels provide flexibility & efficiency
	–	Retail*
	–	Commissioned brokers covering 24 states*
	–	Third party originators – correspondents covering 44 states*

•	Secondary marketing capability
	–	Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

•	Geographically diversified portfolio
	–	Reduces lending concentrations

*	All loans underwritten to Astoria’s stringent standards. Broker and correspondent networks also include D.C.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Geographic Composition of 1-4 Family Loan Portfolio

At June 30, 2006

[CHART APPEARS HERE]

Total 1-4 Family Loan Portfolio
$9.8 Billion

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

1-4 Family Mortgage Loan Originations

(In Billions)

By Product Type

[CHART APPEARS HERE]

Net portfolio growth:	$	+254.7	M	$(895.7	)M	$(238.3	)M	$	+83.7	M	$	+703.2	M	+66.1
Weighted Avg. Portfolio Coupon at Period End		7.01%		6.33%		5.26%			5.05%			5.19%		5.32%

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Multifamily/Commercial Real Estate Lending

•	Solid and growing Multifamily/CRE portfolio

	•	$4.1 billion in portfolio

– Weighted Average Coupon at June 30, 2006: 5.82%

	•	Conservative underwriting

– Weighted average LTV < 65%

	•	Average loan in portfolio < $1 million

	•	Approximately 85% of multifamily portfolio is subject to rent control or rent stabilization

	•	9% annualized growth in 1H06

Note: LTV is based on current principal balances and original appraised values.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Multifamily/CRE Portfolio Growth

(In Billions)

[CHART APPEARS HERE]

% of total loans	14%	20%	25%	27%	27%	28%

Average loan balance outstanding is < $1 million.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Asset Quality Focus

•	Minimal credit risk

	•	Conservative underwriting, top quality loans, low LTVs

– Net charge-offs of one basis point or less for each of the last 5 years

	•	No sub-prime or payment option ARM lending

•	Strong reserves

	•	Non-performing assets: 0.25% of total assets

	•	Allowance for loan losses/non-performing loans: 149%

•	Top quality MBS portfolio

	•	Primarily GSE, agency or ‘AAA’ rated

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Interest Rate Risk Management

•	One year gap: -14.1%

•	Key balance sheet components

	•	Short-term hybrid adjustable-rate mortgage loan portfolio

	•	Short weighted average life MBS portfolio

Offset by:

	•	Large, low-cost checking, savings and money market deposit base – provides natural hedge against rising rates

	•	Longer-term CDs

–

Over the past twelve months, $1.1 billion of non-callable CDs with maturities of 18 months or greater were issued or repriced with a weighted average rate of 4.71% and a weighted average original maturity of 28 months

	•	Borrowings – as needed

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Leading Retail Banking Franchise

•	$13.1 billion in deposits, 86 banking office network

	–	Serving the Long Island market since 1888

•	Low cost/stable source of funds – average cost: 2.80%*

•	$11.9 billion, or 91%, of total deposits emanate from within 5 miles of a branch

•	Banking offices with high average deposits contribute to efficiency

	–	Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $152 Million

	–	Westchester Offices (3) – Average Deposits of $162 Million

•	Alternative delivery channels

	–	ATM’s, telephone and Internet banking

* Average cost for the quarter ended June 30, 2006.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts,  #4- all financial institutions

[GRAPHIC APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Well Positioned in Each of Our Key Markets

Deposits

	Nassau
($ in millions)
Institution	Total	Share	Branches

1. Chase/Bank of NY	$8,270	18%	78
2. Capital One/North Fork	7,154	15	60
3. Citigroup	5,971	13	54
4. Astoria	4,711	10	29
5. NY Community	4,329	9	40
Total	$46,692		447

Median household income: $85,608

	Suffolk
($ in millions)
Institution	Total	Share	Branches

1. Capital One/North Fork	$9,349	28%	66
2. Chase/Bank of NY	6,310	19	79
3. Astoria	2,837	9	25
4. WaMu	2,528	8	35
5. Citigroup	2,310	7	28
Total	$32,984		415

Median household income: $76,730

	Queens
($ in millions)
Institution	Total	Share	Branches

1. Chase/Bank of NY	$6,690	18%	60
2. Capital One/North Fork	4,982	14	54
3. Citigroup	4,426	12	29
4. NY Community	3,401	9	34
5. Astoria	3,177	9	17
Total	$36,687		370

Median household income: $49,781

	Brooklyn
($ in millions)
Institution	Total	Share	Branches

1. Chase/Bank of NY	$6,186	20%	41
2. Citigroup	3,660	12	25
3. WaMu	3,527	11	24
4. HSBC	3,478	11	26
5. Independence/Sovereign	3,410	11	21
Astoria (#7)	1,608	5	12
Total	$31,683		275

Median household income: $38,080

U.S. Median HHI: $49,747/NY State Median HHI: $51,187

Source: FDIC Summary of Deposits.  Includes pending and completed transactions.

*	Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not utilize broker or municipal deposits.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

(Dollars in millions) Institution	Deposits	June 05/04 Growth	Market Share	Branches	Average Deposits

1. Chase/Bank of NY	$27,456	$(283)	18.6%	258	$106
2. Capital One/North Fork	24,489	2,582	16.5	207	118
3. Citibank	16,367	510	11.1	136	120
4. ASTORIA*	12,333	692	8.3	83	149
5. Washington Mutual	10,713	540	7.2	112	96
6. NY Community	10,339	1,733	7.0	125	83
7. HSBC	9,389	374	6.3	90	104
8. Bank of America	5,473	(1,545)	3.7	110	50
9. Independence/Sovereign	4,702	831	3.2	37	127
10. Commerce	3,114	1,187	2.1	34	92

Total – Top 10	$124,375	$6,621	84.0%	1,192	105
Total - Core Market	$148,045	$7,454		1,507	98

*	Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not utilize broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2005.  Includes pending and completed transactions.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Market Share Trend – 1999 - 2005

Brooklyn, Queens, Nassau and Suffolk

(Dollars in millions) Institution	Deposits	June 99-05 Growth	Market Share	Market Share Gain/Loss	Change in # of Branches 99-05

1. Chase/Bank of NY	$27,456	$8,526	18.6%	1.6%	- 22
2. Capital One/North Fork	24,489	7,112	16.5	0.9	+ 12
3. ASTORIA*	12,333	3,139	8.3	0.0	- 1
4. Commerce	3,114	3,114	2.1	2.1	+ 34
5. Citibank	16,367	2,526	11.1	(1.3)	- 21
6. NY Community	10,339	2,297	7.0	(0.2)	+ 25
7. Independence/Sovereign	4,702	1,527	3.2	0.3	+ 8
8. Washington Mutual	10,713	1,523	7.2	(1.1)	+ 34
9. HSBC	9,389	858	6.3	(1.4)	- 10
10. Bank of America	5,473	(2,465)	3.7	(3.4)	- 14

Total - Top 10	$124,375	$28,157	84.0%		+45
Total - Core Market	$148,045	$36,702			+ 123

*	Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not utilize broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2005.  Includes pending and completed transactions.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Retail Banking

•	Acquisition with organic growth vs. de-novo branching

•	Differentiation from competition

	–	Maintain pricing discipline

	–	Pro-active sales culture

	–	Focus on customer service

	–	Strong support of local community-based organizations and activities

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Sales – PEAK Process

Performance based on Enthusiasm, Actions and Knowledge

•	A “needs” based approach to sales rather than “product” based approach

•	Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network

•	Incentives for strong performance, both individual and team

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Customer Satisfaction

Key Findings: Favorably Positioned Against Competitors

•	71% of Astoria customers are highly satisfied

•	71% of Astoria customers are highly likely to recommend Astoria to friend/family member

•	Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers.

•	Satisfaction with the branch is by far the strongest driver of overall satisfaction – 86% of Astoria customers are highly satisfied with quality of branch service

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Community Involvement

Key Initiatives

•	Education First

	–	Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•	Neighborhood Outreach

	–	Supports local organizations that enrich the communities within our market area

	–	Nearly 1000 community-based organizations supported annually

•	Results/Recognition

	–	Five consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal:  An integral part of the fabric of the communities we serve

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Core Community Deposits

At June 30, 2006

[CHART APPEARS HERE]

Total - $13.1 Billion

* Note:	57% of the households that have a retail CD or Liquid CD account also have a low cost, checking, savings or money market account relationship.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

G&A Expense Ratio(2)

[CHART APPEARS HERE]

*	Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended March 31, 2006. AF is annualized for the six months ended June 30, 2006.

Source: SNL Financial – Median Ratios

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Goodwill Claim Update

•	One of the industry’s largest goodwill litigation claims

	–	$785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)

	–	$635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)

•	U.S. Court of Federal Claims awarded AF damages of $436 million on September 15, 2005 in the LISB case

	–	Appeal filed by the government

	–	Oral arguments scheduled for October 3, 2006

	–	Timing and outcome of appellate decision unpredictable

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Outlook – Remainder of 2006

Challenges

•	Flat to inverted yield curve

	•	Continued margin compression within core business

	•	Continued decline in wholesale spreads

Strategies

•	Remain focused

	•	Grow loans and deposits

		–	Maintain credit standards

		–	Maintain pricing discipline

	•	Reduce non-core business activities (securities and borrowings) through normal cash flow

•	Maintain superior operating efficiency

•	Continue buying back AF stock

Objective: Produce solid returns

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Investment Merits

•	Strong balance sheet – superior asset quality

•	Attractive banking franchise

• Dominant deposit market share in core market

•	Superior operating efficiency

•	Well capitalized

•	Proactive Capital Management

• Stock repurchase program in place

• 27% compounded annual growth in dividend*

• Over $2.1 billion returned to shareholders in the past 9+ years

* CAGR from 1995, commencement of quarterly dividend, to 2Q06 annualized

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AF:  A Record of Enhancing Shareholder Value

Addendum

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Ownership Profile

June 30, 2006

[CHART APPEARS HERE]

Shares Outstanding: 101,055,435

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Acquisition History

Year	Thrift	# Branches	Assets

			(in millions)
1973	Metropolitan Federal	2	$50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600

	Total	86	$11,590

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1-4 Family Delinquency Ratios: AF vs. MBA

[CHART APPEARS HERE]

Source:  MBA National Delinquency Survey.   Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

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1- 4 Family Mortgage Loan Originations

(In Billions)

By Delivery Channel

[CHART APPEARS HERE]

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Geographic Composition of 1- 4 Family Loan Originations

For the six months ended June 30, 2006

[CHART APPEARS HERE]

Total 1-4 Family Originations:  $1.1 Billion

Excludes home equity

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Geographic Composition of Multifamily/CRE Loan Originations

For the six months ended June 30, 2006

[CHART APPEARS HERE]

Total Multifamily/CRE
Loan Portfolio
$4.1 Billion

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Interest Rate Risk Management

	CDs Issued or Repriced*	Weighted Average Rate	Weighted Average Original Term

3Q05	$150.1 Million	4.19%	28 months
4Q05	$208.5 Million	4.37%	29 months
1Q06	$331.8 Million	4.73%	23 months
2Q06	$384.0 Million	5.07%	31 months

TOTAL	$ 1.1 Billion	4.71%	28 months

*	Non-callable CDs issued or repriced during the period with an original maturity of 18 months or greater

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Reconciliation of GAAP Net Income to Non-GAAP Earnings

	For the Six Months Ended June 30, 2006

(In Thousands, Except Per Share Data)	GAAP	Adjustments	Non-GAAP

Net interest income after provision for loan losses	$212,862	$—	$212,862
Non-interest income	44,624	5,456	50,080
Non-interest expense	111,528	—	111,528

Income before income tax expense	145,958	5,456	151,414
Income tax expense	49,261	1,841	51,102

Net income	$96,697	$3,615	$100,312

Basic earnings per common share	$1.00	$0.04	$1.04

Diluted earnings per common share	$0.98	$0.04	$1.01	*

The above adjustments relate to the $5.5 million charge for the termination of our interest rate swap agreements and the related tax effects.

*	Figures do not cross foot due to rounding.

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Footnotes/Glossary

(1)	Average tangible equity represents average equity less average goodwill.

(2)	G&A expense ratio represents general and administrative expense divided by average assets.

GAAP	–	Generally Accepted Accounting Principles	CAGR	–	Compounded Annual Growth Rate
MBS	–	Mortgage-Backed Securities	CRE	–	Commercial Real Estate
LTV	–	Loan-To-Value ratio	GSE	–	Government Sponsored Enterprise
ESOP	–	Employee Stock Ownership Plan	ARM	–	Adjustable Rate Mortgage
OTS	–	Office of Thrift Supervision

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LONG ISLAND’S PREMIER  COMMUNITY BANK

www.astoriafederal.com